SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2004
Date of Report (Date of earliest event reported)

Commission File Number 000-26839

SNAP 2 CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0407246 (IRS Employer Identification No.)

2000 West Commercial Boulevard, Suite 133
Ft. Lauderdale, Florida  33309
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING (ZIP CODE)

(954) 445-8993
Registrant's telephone number, including area code

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                        Snap2 Corporation (the “Registrant”), has appointed Bagell, Josephs & Company, LLC (“Bagell Josephs”) as its new independent public accountant and S.W. Hatfield, CPA has resigned effective January 28, 2004, as its independent public accountant, effective with respect to the Registrant’s fiscal year ending September 30, 2003.  This change in independent public accountants was approved by the Board of Directors of the Registrant on January 29, 2004, upon the recommendation of the audit committee.

                        The audit reports of S.W. Hatfield, CPA on the financial statements of the Registrant as of and for the fiscal year ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

                        During the Registrant’s two most recent years and through the date of this Form 8-K/A, there were no disagreements between the Registrant and S.W. Hatfield, CPA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to S.W. Hatfield, CPA’s satisfaction would have caused S.W. Hatfield, CPA to make reference to the subject matter of the disagreement(s) in connection with its reports through September 30, 2002.  Mr. Hatfield does however, comment on what in Mr. Hatfield opinion indicates a lack of cooperation on the part of previous management.  This does cause current management some concern which the appointment of Bagell Josephs should remedy.

                        During the Registrant’s two most recent fiscal years and through the date of this Form 8-K/A, the Registrant did not consult with Bagell Josephs with respect to any matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-B.

                        The Registrant has provided S.W. Hatfield, CPA with a copy of the foregoing disclosures.  The Registrant requested that S.W. Hatfield, CPA furnish the Registrant with a letter addressed to the Securities and Exchange Commission state whether they agree with the statements that the Registrant has made in this Item 4.

                        In view of the comments of Mr. S.W. Hatfield, CPA in his letter of January 28, 2004, the new auditors Bagell Josephs have been engaged to examine, review, and/or audit all fiscal quarters referred to by Mr. Hatfield, and also to ensure complete and correct financial statements and SEC filings, starting with the quarter before Mr. Hatfield’s appointment.

                        Any amended financial statements or filings, if any are required, will be filed within the next seven (7) to (28) days, or sooner, to ensure the company is in complete compliance with all SEC, Auditing, and Accounting Standards Rules and Regulations.

                        Current management will also endeavor to ascertain why corporate counsel, and previous management were unable or unwilling to deal with Mr. Hatfield; apart from the fact that he reportedly has no professional liability insurance coverage to cover his auditing of publicly trading entities, which is probably a more serious infraction of SEC, CPA and Professional requirements.

                        Registrant received a letter from Bagell, Josephs & Company, LLC on February 11, 2004 confirming their engagement attached as Exhibit 16.1.  Registrant received a letter from S.W. Hatfield, CPA dated January 28, 2004 and is attached as Exhibit 16.2.

ITEM 5.          OTHER EVENTS.

Not applicable.

ITEM 6.          RESIGNATIONS OF DIRECTORS.

Not applicable.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.

ITEM 8.          CHANGE IN FISCAL YEAR:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP2 CORPORATION
Dated: February 12, 2004	By:/s/William O’Keef William O’Keef, President